DaimlerChrysler

                                $1,200,000,000

                      DaimlerChrysler Master Owner Trust
                                    Issuer

       Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2005-A,
                              due April 15, 2010

                   DaimlerChrysler Wholesale Receivables LLC
                                    Seller

                  DaimlerChrysler Services North America LLC
                                   Servicer

                              Subject to Revision
                        Term Sheet dated April 14, 2005


      The information contained in the attached materials is referred to as the "Information."

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Deutsche Bank Securities Inc. ("Deutsche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Deutsche Bank Syndicate Desk at (212) 250-7730.

      The information contained in the attached materials is referred to as the "Information."

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither HSBC Securities (USA) Inc. ("HSBC Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the HSBC Securities Syndicate Desk at (212) 525-3785.

      The information contained in the attached materials is referred to as the "Information."

      The attached Term Sheet has been prepared by DaimlerChrysler Services North America LLC. Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

      The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

      The Information addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the securities. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

      Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement (together, the "Offering Document") relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the Offering Document and the then current version of the Information. The Offering Document contains data that is current as of its publication date and after publication may no longer be complete or current. A copy of the Offering Document may be obtained by contacting the Morgan Stanley Syndicate Desk at (212) 761-2110.

-----------------------------------------------------------------------------
                            Summary of Series Terms
-----------------------------------------------------------------------------

Parties

    --------------------------------------------------------------------
         Party                           Description
    --------------------------------------------------------------------

    Issuer                     o  DaimlerChrysler Master Owner Trust

                               o  Owns the receivables
    --------------------------------------------------------------------

    Seller                     o  DaimlerChrysler Wholesale Receivables
                                  LLC ("DCWR"), an indirectly owned
                                  subsidiary of DaimlerChrysler Services
                                  North America LLC ("DCS")

                               o  DCWR's executive offices are located at
                                  27777 Inkster Road, Farmington Hills,
                                  Michigan 48334, and its telephone
                                  number is (248) 427-2625
    ---------------------------------------------------------------------
    Servicer                   o  DCS, a wholly owned subsidiary of
                                  DaimlerChrysler Corporation
                                  ("DaimlerChrysler")
    ---------------------------------------------------------------------
    Indenture trustee          o  The Bank of New York
    ---------------------------------------------------------------------
    Owner trustee              o  Chase Manhattan Bank USA, National
                                  Association
    ---------------------------------------------------------------------


Title of Securities

      Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2005-A (the "Series 2005-A notes").

The Receivables

      The primary assets of the issuer will consist of a pool of receivables arising from revolving floorplan financing agreements of selected motor vehicle dealers. The issuer's primary source of funds to make payments on the Series 2005-A notes will be the Series 2005-A share of collections received on the receivables. Only the portion of collections on the receivables that are allocated to Series 2005-A will be available to make payments on the Series 2005-A notes. The Series 2005-A noteholders will not have any recourse to any other assets of the issuer or any other person for payments on the Series 2005-A notes. Collections on the receivables that are allocated to other series of notes will only be available to make payments on the Series 2005-A notes under certain limited circumstances.

Stated Principal Amount; Series Nominal Liquidation Amount

          ------------------------------------------------------------
             Stated principal amount of
             Series 2005-A notes....................$ 1,200,000,000
          ------------------------------------------------------------
             Initial nominal liquidation amount
             of Series 2005-A notes.................$ 1,200,000,000
          ------------------------------------------------------------
             Initial Series 2005-A
             overcollateralization amount...........$   118,681,319
          ------------------------------------------------------------
             Initial Series 2005-A nominal
             liquidation amount.....................$ 1,318,681,319
          ------------------------------------------------------------

      The Series 2005-A nominal liquidation amount constitutes the portion of the principal amount of the receivables allocated to Series 2005-A. The Series 2005-A notes will be secured only by a principal amount of receivables that corresponds to the Series 2005-A nominal liquidation amount.

      The Series 2005-A nominal liquidation amount will equal the sum of:

      o the nominal liquidation amount of the Series 2005-A notes (initially, $1,200,000,000) plus

      o the Series 2005-A overcollateralization amount (initially, $118,681,319).

      The Series 2005-A nominal liquidation amount, the nominal liquidation amount of the Series 2005-A notes and the Series 2005-A overcollateralization amount will be subject to reduction and reinstatement.

Series Issuance Date

      On or about April 26, 2005.

Series Cut-Off Date

      March 31, 2005.


-----------------------------------------------------------------------------
                       Terms of the Series 2005-A Notes
-----------------------------------------------------------------------------
Interest Payment Dates

      Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on May 16, 2005.

Per Annum Interest Rate

      [o]% above one-month LIBOR (calculated as described in the indenture). Interest will be calculated on the basis of the actual number of days in the applicable interest period divided by 360.

Interest Accrual Periods

      Each period from and including a payment date to but excluding the following payment date, except that the first interest period will be from and including the Series 2005-A issuance date to but excluding the first payment date.

Expected Principal Payment Date

      The issuer expects to pay the principal of the Series 2005-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2005-A notes) in full on April 15, 2008 (the "Series 2005-A expected principal payment date"). However, under some circumstances the issuer may pay principal earlier or later or in reduced amounts.

Legal Final

      The issuer will be obligated to pay the principal amount of the Series 2005-A notes (but only to the extent of the outstanding nominal liquidation amount of the Series 2005-A notes), to the extent not previously paid, by April 15, 2010.

Revolving Period

      During the revolving period, the issuer will not pay principal on the Series 2005-A notes or accumulate principal for that purpose. Instead, the issuer will use the Series 2005-A share of principal collections to make principal payments on other series and/or to pay the purchase price for additional receivables. The revolving period will begin at the close of business on the Series 2005-A cut-off date and will end when the accumulation period begins. The revolving period will also end if an early redemption period begins.

Accumulation Period

      The issuer will accumulate principal for the Series 2005-A notes during an accumulation period of no more than five months long unless (a) an early redemption period that is not terminated begins before the start of the accumulation period or (b) the issuer elects at its option to delay the start of the accumulation period, to a later date selected by the issuer. The issuer may elect to delay the start of the accumulation period because it believes that (i) it will be able to reallocate available principal amounts allocable to other series of notes to make larger monthly deposits into the principal funding account over a shorter period of time or (ii) the payment rate on the receivables will permit larger monthly deposits to that account over a shorter period of time. The latest date on which the accumulation period will commence is March 1, 2008. During the accumulation period the issuer will accumulate the Series 2005-A share of principal collections for payment on the Series 2005-A expected principal payment date.

Early Redemption Period

      If an early redemption event occurs and is not cured, you will begin to receive payments of principal earlier than the Series 2005-A expected principal payment date. The period after the occurrence of an early redemption event is referred to as the early redemption period. Early redemption events are events that might adversely affect the issuer's ability to make payments on the Series 2005-A notes as originally expected.

Early Redemption Events

      The early redemption events with respect to the Series 2005-A notes will include each of the following events.

      1. failure on the part of DCWR, the servicer or DCS (if DCS is no longer the servicer), as applicable,

         o to make any payment or deposit required by the sale and servicing agreement or the receivables purchase agreement on or before the date occurring two business days after the date that payment or deposit is required to be made; or

         o to deliver a monthly noteholders' statement or payment instruction on the date required under the indenture, or within the applicable grace period which will not exceed five business days; or

         o  to comply with its covenant not to create any lien on a receivable;
            or

         o to observe or perform in any material respect any other covenants or agreements set forth in the sale and servicing agreement or the receivables purchase agreement, which failure continues unremedied for a period of 45 days after written notice of that failure;

      2. any representation or warranty made by DCS in the receivables purchase agreement or by DCWR in the sale and servicing agreement or any information required to be given by DCWR to the issuer to identify the accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result the interests of the noteholders are materially and adversely affected -- an early redemption event, however, shall not be deemed to occur if DCWR has repurchased the related receivables or all of the receivables, if applicable, during that period in accordance with the provisions of the sale and servicing agreement;

      3. the occurrence of certain events of bankruptcy, insolvency or receivership relating to DCWR, DCS or DaimlerChrysler;

      4. a failure by DCWR to convey receivables in additional accounts to the issuer within five business days after the day on which it is required to convey those receivables under the sale and servicing agreement;

      5. on any payment date, the primary Series 2005-A overcollateralization amount is reduced to an amount less than the required primary Series 2005-A overcollateralization amount on that payment date after giving effect to the reductions, reinstatements and distributions to be made on that payment date; provided that, for the purpose of determining whether an early redemption event has occurred pursuant to this clause 5, any reduction of the primary Series 2005-A overcollateralization amount resulting from reallocations of the Series 2005-A available principal amounts to pay interest on the Series 2005-A notes in the event LIBOR is equal to or greater than the prime rate upon which interest on the receivables is calculated on the applicable LIBOR determination date will be considered an early redemption event only if LIBOR remains equal to or greater than such prime rate for the next 30 consecutive days following such LIBOR determination date;

      6. any service default occurs;

      7. on any determination date, as of the last day of the preceding monthly collection period, the aggregate amount of principal receivables relating to used vehicles exceeds 20% of the pool balance on that last day;

      8. on any determination date, the average of the monthly payment rates for the three preceding monthly collection periods, is less than 20%;

      9. the outstanding dollar principal amount of the Series 2005-A notes is not repaid by the Series 2005-A expected principal payment date;

      10. DCWR or the issuer becomes an investment company within the meaning of the Investment Company Act of 1940, as amended; and

      11. the occurrence of an event of default with respect to the Series 2005-A notes under the indenture.

Credit Enhancement - Series 2005-A Overcollateralization Amount

      On the Series 2005-A cut-off date, the portion of the receivables allocable to Series 2005-A will equal $1,318,681,319 and will exceed the outstanding dollar principal amount of the Series 2005-A notes by $118,681,319. The amount of that excess is the initial Series 2005-A overcollateralization amount. This overcollateralization amount is intended to protect the Series 2005-A noteholders from the effect of charge-offs on defaulted receivables that are allocated to Series 2005-A and any use of available principal amounts to pay interest on the Series 2005-A notes.

      The Series 2005-A overcollateralization amount will equal the sum of:

      o 9.89% of the nominal liquidation amount of the Series 2005-A notes plus

      o the incremental overcollateralization amount, which is based on the amount of ineligible receivables and dealer overconcentration amounts in the pool of receivables.

Each of the above two component amounts may fluctuate from time to time.

      The issuer will allocate collections on the receivables to Series 2005-A on the basis of the sum of the nominal liquidation amount of the Series 2005-A notes and the Series 2005-A overcollateralization amount.

      The Series 2005-A overcollateralization amount will be reduced by:

      o reallocations of available principal amounts otherwise allocable to the Series 2005-A overcollateralization amount to pay interest on the Series 2005-A notes; and

      o charge-offs resulting from uncovered defaults on the receivables allocated to Series 2005-A.

      Reductions in the Series 2005-A overcollateralization amount will result in a reduced amount of collections on the receivables that are available to make payments on the Series 2005-A notes. If the Series 2005-A overcollateralization amount is reduced to zero, then those reallocations and charge-offs will instead reduce the nominal liquidation amount of the Series 2005-A notes and you may incur a loss on your Series 2005-A notes.

Excess Principal Collections

      Principal collections allocable to other series of notes, to the extent not needed to make payments in respect of those other series, will be applied to make principal payments or accumulations of principal when due in respect of the Series 2005-A notes and of other series of notes then entitled to principal payments.

Optional Redemption

      The servicer may cause the issuer to redeem the Series 2005-A notes on any day on or after the day on which the nominal liquidation amount of the Series 2005-A notes is reduced to $120,000,000 or less.

Other Series of Notes

      The issuer has previously issued five series of notes, referred to as:

      o  the Floating Rate Auto Dealer Loan Asset Backed Notes, Series
         2002-A;

      o  the Floating Rate Auto Dealer Loan Asset Backed Notes, Series
         2002-B;

      o  the Floating Rate Auto Dealer Loan Asset Backed Notes, Series
         2003-A;

      o  the Floating Rate Auto Dealer Loan Asset Backed Notes, Series
         2004-A; and

      o  the Floating Rate Auto Dealer Loan Asset Backed Notes, Series
         2004-B.

The issuer may also issue additional series of notes in the future.

Note Ratings

      The issuer will issue the Series 2005-A notes only if they are rated at the time of issuance in the highest long-term rating category by at least one nationally recognized rating agency.

-------------------------------------------------------------------------------
                    The Dealer Floorplan Financing Business
-------------------------------------------------------------------------------

      The receivables sold to the issuer were or will be selected from extensions of credit and advances made by DaimlerChrysler and DCS to 2,885 domestic motor vehicle dealers.

      o DCS financed approximately 61.4% of the total number of all DaimlerChrysler-franchised dealers as of March 31, 2005.

      o As of March 31, 2005, approximately 40.0% of the dealers to which DCS had extended credit lines were DaimlerChrysler-franchised dealers that operated only DaimlerChrysler franchises, approximately 44.3% were DaimlerChrysler-franchised dealers that also operated non-DaimlerChrysler franchises and approximately 15.8% were non-DaimlerChrysler dealers.

      o As of March 31, 2005, the balance of principal receivables in the U.S. Wholesale Portfolio was approximately $13.8 billion.

      o DCS currently services the U.S. Wholesale Portfolio through its home office and through a network of eight Chrysler Financial business centers and three Mercedes-Benz regional offices located throughout the United States.

      o As of March 31, 2005, the average credit lines per dealer in the U.S. Wholesale Portfolio for new and used vehicles (which includes auction vehicles as used vehicles) were approximately $4.5 million and $0.6 million, respectively, and the average balance of principal receivables per dealer was approximately $4.8 million.

      o As of March 31, 2005, the aggregate total receivables balance as a percentage of the aggregate total credit lines was approximately 94.2%.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the U.S. Wholesale Portfolio.


            U.S. Wholesale Portfolio Percentages by Year of Credit
                               Line Origination

                             As of March 31, 2005
 ------------------------------------------------------------------------------
     2005     2004    2003     2002     2001    2000     1999     1998   Prior
                                                                            to
                                                                          1998
 ------------------------------------------------------------------------------

     2.65%   7.25%    5.58%   5.85%    11.50%   4.48%   5.25%    4.56%   52.89%
------------------------------------------------------------------------------


      As of March 31, 2005, the weighted average spread over the prime rate charged to dealers in the U.S. Wholesale Portfolio was approximately 0.67%.

      Used vehicles (which excludes auction vehicles) represented approximately 1.98% of the aggregate principal amount of receivables in the U.S. Wholesale Portfolio as of March 31, 2005. As of March 31, 2005, used vehicles represented approximately 2.01% of the aggregate principal amount of receivables in the issuer (including Excluded Receivables).

Finance Hold Experience

      The following table provides the percentage of dealers in the U.S. Wholesale Portfolio that were subject to "finance hold" as of the dates indicated. Finance hold indicates those dealers whose financing arrangements have been terminated due to certain financial difficulties.


                            Finance Hold Experience

                              As of December 31,
-------------------------------------------------------------------------------
           2004   2003  2002  2001  2000   1999  1998  1997  1996   1995  1994
-------------------------------------------------------------------------------
Percentage  1.2%   0.7%  1.8%  1.9%  0.8%   0.4%  0.9%  2.1%  1.1%   1.8%  1.6%
of Dealers
-------------------------------------------------------------------------------

Dealer Trouble Experience

      The following table provides the number and percentage of dealers in "dealer trouble status" in the U.S. Wholesale Portfolio as of the dates indicated. Dealer trouble status indicates those dealers that have probable principal loss potential.

                            Dealer Trouble Experience

                                As of December 31,
 ------------------------------------------------------------------------------
           2004   2003  2002  2001  2000   1999  1998  1997  1996   1995  1994
 ------------------------------------------------------------------------------
 Number
 of Dealers  12     13     7    24    27     27    21    24    20     6     12
 ------------------------------------------------------------------------------
 Percentage
 of
 Dealers   0.4%   0.4%  0.2%  0.7%  0.8%   0.9%  0.7%  0.7%  0.6%   0.2%  0.3%
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                 The Accounts
 ------------------------------------------------------------------------------

      As of March 31, 2005, with respect to the dealer accounts in the issuer:

      o there were approximately 2,480 accounts and the aggregate principal receivables balance was approximately $12.3 billion;

      o the average credit lines per dealer for new and used vehicles (which include auction vehicles) were approximately $4.3 million and $0.6 million, respectively, and the average balance of principal receivables per dealer was approximately $4.9 million; and

      o the aggregate total receivables balance as a percentage of the aggregate total credit line was approximately 101.0%.

      Unless otherwise indicated, the statistics included in the preceding paragraph, in the table below and under "DCS's Performance History -- Geographic Distribution" with respect to the accounts and the receivables in the issuer give effect to approximately $6.5 million of principal receivables balances with respect to dealers (the "Excluded Receivables" and the "Excluded Dealers," respectively) that are in voluntary or involuntary bankruptcy proceedings or voluntary or involuntary liquidation or that, subject to limitations, are being voluntarily removed by the seller from the issuer. A portion of those principal receivables was created after those dealers entered into that status or were designated by the seller for removal from the issuer and, as a result, are owned by DCS. Principal receivables balances created prior to those dealers entering into that status or being designated for removal from the issuer are included in determining the principal receivables balance of the receivables held by the issuer.

      The following table sets forth the percentages of dealer account balances by year of credit line origination for the accounts allocated to the issuer.

                     Account Portfolio Percentages by Year
                          of Credit Line Origination

                             As of March 31, 2005
-------------------------------------------------------------------------------
                                                                         Prior
    2005     2004    2003     2002     2001    2000     1999     1998   to 1998
-------------------------------------------------------------------------------
    1.00%    4.03%    4.06%   5.25%    11.86%   4.71%   5.83%    4.98%   58.29%
-------------------------------------------------------------------------------

      As of March 31, 2005, the weighted average spread over the prime rate charged to dealers was approximately 0.67%.

-------------------------------------------------------------------------------
                              DCS's Performance History
-------------------------------------------------------------------------------

Loss Experience

      The following tables set forth the average principal receivables balance and loss experience for each of the periods shown on the U.S. Wholesale Portfolio. Because the eligible accounts in the issuer will be only a portion of the entire U.S. Wholesale Portfolio, actual loss experience with respect to the eligible accounts in the issuer may be different.



               Loss Experience for the U.S. Wholesale Portfolio

                                ($ in Millions)

                                  Three Months
                                 Ended March 31,              Year Ended December 31,
                              -------------------------------------------------------------------
                                 2005       2004       2004       2003       2002       2001
                              -------------------------------------------------------------------

  Average Principal
   Receivables Balance (1).... $12,386    $11,633    $12,021    $10,781    $9,813     $9,689
  ---------------------------------------------------------------------------------------------
  Net Losses / (Net
   Recoveries) (2)............ $     0    $     0    $     0    $     3    $   10     $    2
  ---------------------------------------------------------------------------------------------
  Net Losses / (Net
   Recoveries) as a
   Percent of Liquidations.... 0.000%     0.001%     0.000%     0.005%     0.016%     0.004%
  ---------------------------------------------------------------------------------------------
  Net Losses / (Net
   Recoveries) as a
   Percent of Average
   Principal
   Receivables Balance (3).... 0.00%      0.01%      0.00%      0.04%      0.11%      0.02%
  ---------------------------------------------------------------------------------------------

                                                 Year Ended December 31,
                               ----------------------------------------------------------------
                                 2000      1999       1998       1997       1996       1995
                               ----------------------------------------------------------------
  Average Principal
   Receivables Balance (1).... $11,336    $9,947     $9,236     $8,877     $8,825     $8,256
  -------------------------------------------------------------------------------------------
   Net Losses / (Net
   Recoveries) (2)............ $     1    $   (0)    $   11     $    4     $   (0)    $   (1)
  -------------------------------------------------------------------------------------------
  Net Losses / (Net
   Recoveries) as a
   Percent of Liquidations.... 0.001%    (0.001)%    0.020%     0.008%    (0.000)%   (0.002)%
  -------------------------------------------------------------------------------------------
   Net Losses / (Net
   Recoveries) as a
   Percent of Average
   Principal
   Receivables Balance (3).... 0.01%     (0.00)%     0.12%      0.04%     (0.00)%    (0.01)%
  ---------------------------------------------------------------------------------------------

   (1) Average Principal Receivables Balance is the average of the month-end principal balances for the thirteen months ending on the last day of the period, except for the three months ended March 31, 2005 and 2004, which are based on a four month average.

   (2) Net Losses in any period are gross losses less recoveries for such period.

   (3) Percentages for the three months ended March 31, 2005 and 2004 are expressed on an annualized basis and are not necessarily indicative of the experience for the whole year.

Aging Experience

      The following table provides the age distribution of vehicle inventory for all dealers in the U.S. Wholesale Portfolio, as a percentage of total principal outstanding at the date indicated. Because the eligible accounts in the issuer will only be a portion of the entire U.S. Wholesale Portfolio, actual age distribution with respect to the eligible accounts in the issuer may be different. The percentages below may not add to 100.0% because of rounding.


             Age Distribution for the U.S. Wholesale Portfolio

                   As of
                  March
                    31,                    As of December 31,
                 --------  ----------------------------------------------------
 Aging (Days)      2005     2004    2003   2002   2001    2000   1999    1998
                 --------  ----------------------------------------------------

 <31.............  31.0%    28.7%   29.2%  28.3%  33.5%   23.0%  36.7%   32.2%
 ------------------------------------------------------------------------------

 31-60...........  18.2%    18.7%   19.2%  18.9%  23.0%   19.8%  21.9%   21.5%
 ------------------------------------------------------------------------------

 61-90...........   6.8%    15.3%   14.2%  16.3%  14.3%   18.3%  16.6%   15.3%
 ------------------------------------------------------------------------------

 91-120..........  10.7%    12.5%   14.6%  14.4%  10.6%   16.6%  11.6%   12.6%
 ------------------------------------------------------------------------------

 121-150.........   8.0%     9.3%    9.4%  10.6%   7.7%   10.0%   4.4%    8.0%
 ------------------------------------------------------------------------------

 151-180.........   7.2%     3.9%    3.0%   4.3%   3.5%    2.9%   2.5%    2.9%
 ------------------------------------------------------------------------------

 181-210.........   6.3%     2.9%    3.4%   1.9%   1.9%    2.8%   1.5%    1.9%
 ------------------------------------------------------------------------------

 211-240.........   4.7%     2.0%    1.9%   1.3%   1.4%    1.6%   1.3%    1.3%
 ------------------------------------------------------------------------------

 241-270.........   2.0%     1.7%    1.2%   0.8%   0.9%    1.2%   0.9%    0.9%
 ------------------------------------------------------------------------------

 271-300.........   1.3%     1.4%    1.3%   0.7%   0.8%    1.1%   0.7%    0.7%
 ------------------------------------------------------------------------------

 301-330.........   0.9%     0.9%    0.6%   0.6%   0.5%    0.8%   0.4%    0.6%
 ------------------------------------------------------------------------------

 331-360.........   0.7%     0.6%    0.5%   0.3%   0.3%    0.6%   0.3%    0.4%
 ------------------------------------------------------------------------------

 >360............   2.2%     2.1%    1.5%   1.6%   1.6%    1.3%   1.2%    1.7%
 ------------------------------------------------------------------------------

    Total........ 100.0%   100.0%  100.0% 100.0% 100.0%  100.0% 100.0%  100.0%
 ------------------------------------------------------------------------------

Geographic Distribution

      The following table provides the geographic distribution of the vehicle inventory for all dealers with accounts allocated to the issuer on the basis of receivables outstanding and the number of dealers generating the portfolio. The percentages below may not add to 100.00% because of rounding.

-------------------------------------------------------------------------------

                 Geographic Distribution of Accounts for the Issuer

                                As of March 31, 2005
                          -----------------------------------------------------
                                          Percentage of              Percentage
                                           Receivables      Total     of Number
                            Receivables    Outstanding    Number of  of Dealers
                          Outstanding (2)       (2)       Dealers (3)     (3)
                          -----------------------------------------------------

   California...........  $1,070,955,247.90    8.74%         149         6.00%
   ----------------------------------------------------------------------------
   Texas................   1,064,051,681.27    8.69%         169         6.81%
   ----------------------------------------------------------------------------
   Florida..............     886,125,921.90    7.23%         114         4.59%
   ----------------------------------------------------------------------------
   Michigan.............     746,670,392.55    6.09%         128         5.16%
   ----------------------------------------------------------------------------
   New York.............     665,503,338.29    5.43%         140         5.64%
   ----------------------------------------------------------------------------
   Other (1)............   7,818,062,048.93   63.81%       1,782        71.80%
   ----------------------------------------------------------------------------
           Total........ $12,251,368,630.84  100.00%       2,482       100.00%
   ----------------------------------------------------------------------------

   (1) No other state includes more than 5% of the outstanding receivables.

   (2) Includes Excluded Receivables.

   (3) Includes Excluded Dealers.
  ----------------------------------------------------------------------------


  ----------------------------------------------------------------------------
                    Maturity and Principal Payment Considerations
  ----------------------------------------------------------------------------

      You will begin receiving principal on your notes if an early redemption period that is not terminated has commenced. Full payment of the Series 2005-A notes by the Series 2005-A expected principal payment date depends on, among other things, repayment by dealers of the receivables and may not occur if dealer payments are insufficient. Because the receivables are paid upon retail sale of the underlying vehicle, the timing of the payments is uncertain. There is no assurance that DCS will generate additional receivables under the accounts or that any particular pattern of dealer payments will occur. Also, the shorter the accumulation period length the greater the likelihood that payment of the Series 2005-A notes in full by the Series 2005-A expected principal payment date will depend on the reallocation to Series 2005-A of principal collections which are initially allocated to other outstanding series of notes. If one or more other series of notes from which principal collections are expected to be available to be reallocated to the payment of the Series 2005-A notes enters into an early redemption period before the Series 2005-A expected principal payment date, principal collections allocated to those series of notes will not be available to be reallocated to make principal payments on the Series 2005-A notes. As a result, you may receive your final payment of principal later than the Series 2005-A expected principal payment date.

      Because an early redemption event with respect to the Series 2005-A notes may occur and would initiate an early redemption period, you may receive the final payment of principal on your Series 2005-A notes prior to the scheduled termination of the revolving period or prior to the Series 2005-A expected principal payment date.

      The amount of new receivables generated in any month and the monthly payment rates on the receivables may vary because of seasonal variations in vehicle sales and inventory levels, retail incentive programs provided by vehicle manufacturers and various economic factors affecting vehicle sales generally. The following table sets forth the highest and lowest monthly payment rates for the U.S. Wholesale Portfolio during any month in the periods shown and the average of the monthly payment rates for all months during the periods shown. The monthly payment rate is the percentage equivalent of a fraction, the numerator of which is the aggregate of all collections of principal during the period and the denominator of which is the average aggregate principal balance of receivables in the U.S. Wholesale Portfolio for the period. These monthly payment rates include principal credit adjustments. Because the eligible accounts in the issuer will be only a portion of the entire U.S. Wholesale Portfolio, historical monthly payment rates with respect to the eligible accounts in the issuer may be different than those shown below.


---- -------------------------------------------------------------------------

            Monthly Payment Rates for the U.S. Wholesale Portfolio


                       Three
                       Months
                       Ended
                     March 31,                          Year Ended December 31,
                    ------------  -------------------------------------------------------------------
                    2005   2004    2004   2003   2002  2001   2000   1999  1998   1997   1996   1995
   --------------------------------------------------------------------------------------------------

   Highest Month    48.5%  51.3%   51.3%  55.6%  65.4% 64.4%  52.8%  60.5% 60.8%  57.7%  58.3% 59.1%
   --------------------------------------------------------------------------------------------------

   Lowest Month     40.2%  42.5%   41.3%  37.2%  44.9% 42.4%  36.3%  44.7% 42.5%  41.1%  43.2% 36.5%
   --------------------------------------------------------------------------------------------------
   Average of
   the Months in    43.9%  45.6%   45.3%  46.7%  55.7% 52.6%  45.6%  52.0% 50.0%  48.2%  49.0% 45.6%
   the Period


   ----------------------------------------------------------------------------

                       Required Participation Percentage
   ----------------------------------------------------------------------------

        DCWR will be required to add to the issuer the receivables of additional accounts if the pool balance at the end of a monthly collection period is less than the required participation amount for the following payment date. The calculation of the required participation amount is a function of the required participation percentage.

        The required participation percentage for Series 2005-A is 103%. However, if either (a) the aggregate amount of principal receivables due from either AutoNation, Inc. and its affiliates or United Auto Group, Inc. and its affiliates on the close of business on the last day of any monthly collection period is greater than 4% of the pool balance on that day or (b) the aggregate amount of principal receivables due from any other dealer at such time is greater than 1.5% of the pool balance on that day, then the required participation percentage, as of that last day and with respect to that monthly collection period and the immediately following monthly collection period only, will be 104%.

      Furthermore, the seller may, upon ten days' prior notice to the indenture trustee and the rating agencies and without any notice to or consent of any noteholder, reduce the required participation percentage to not less than 100%, so long as the rating agencies shall not have notified the seller or the servicer that such reduction will result in a reduction or withdrawal of the rating of the Series 2005-A notes or any other outstanding series or class of notes.